UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2021 (June 10, 2021)

Riot Blockchain, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33675	84-1553387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

202 6th Street, Suite 401 Castle Rock, CO 80104
(Address of principal executive offices)

(303) 794-2000
(Registrant’s telephone number, including area code)

(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	RIOT	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 – Regulation FD Disclosure.

On June 10, 2021, Riot Blockchain, Inc. (“Riot,” “us,” “we,” “our,” or the “Corporation”) issued a press release (the “Press Release”), announcing certain preliminary cryptocurrency mining production and operational updates for the month of May 2021, as well as certain other updates regarding its ongoing strategic initiatives, including the expansion of its total hash rate capacity through deliveries of additional miners. All measures of operating and financial results and conditions contained in the Press Release are preliminary and unaudited and reflect the Corporation’s expected results as of the date of the Press Release.

A copy of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference.

As of the date of this Current Report, Riot intends to continue to announce preliminary cryptocurrency mining production and operational updates on a monthly basis for the remainder of 2021, disseminated via online news services and social media, with such press releases also posted on its corporate website, under the “Investors” section, “News & Events” tab available here: https://www.riotblockchain.com/investors/news-events/press-releases. Riot will continue to re-evaluate this practice and undertakes no commitment to continue providing these monthly updates and may determine to discontinue the practice in the future.

The information disclosed in Item 7.01 of this Current Report, including Exhibit 99.1 to this Current Report, is intended to be furnished under Item 7.01 of this Current Report only and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

About Riot Blockchain, Inc.

Information reported in this Current Report is limited to the scope of the information reportable under a Current Report under the rules and regulations of the Securities and Exchange Commission (the “SEC”). Please refer to the additional information concerning the Corporation referenced in the following notices and safe harbor provision for material risks and other uncertainties.

Investor Notice

An investment in the Corporation’s common stock involves a high degree of risk, and an investor should only purchase the Corporation’s securities if he or she can afford to suffer the loss of his or her entire investment. In determining whether to purchase the Corporation’s common stock, an investor should carefully consider all of the material risks described under Item 1A under the heading “Risk Factors” in our most recent Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on March 31, 2021, as supplemented and updated by subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, together with the financial or other information contained or incorporated by reference in such reports. In addition to the risks discussed in these reports, other risks not presently known to us or that we currently believe to be immaterial may also adversely affect our business, financial condition and results of operations, perhaps materially.

Cautionary Note Regarding Forward-Looking Statements

The information provided in this Current Report, including the information set forth in the press release attached hereto as Exhibit 99.1, may include “forward-looking statements” (within meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) relating to future events or the future financial performance of the Corporation. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as “anticipates,” “plans,” “expects,” “intends,” “will,” “potential,” “hope” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon current expectations of the Corporation and involve assumptions that may never materialize or may prove to be incorrect. However, the inclusion of forward-looking statements should not be regarded as a representation by the Corporation or any other person that future events, plans, or expectations contemplated by the Corporation will be achieved. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties. Detailed information regarding factors that may cause actual results to differ materially from the results expressed or implied by statements in reports relating to the Corporation may be found in the Corporation’s periodic filings with the SEC, including the factors described under the heading “Risk Factors” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on March 31, 2021, and its interim reports on Forms 10-Q and 8-K, as well as future reports the Corporation files with the SEC, copies of which may be obtained from the SEC’s website at www.sec.gov. It is not possible to predict all risks, nor can the Corporation comprehensively assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements the Corporation may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this Current Report may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Given these risks and uncertainties, the reader should not place undue reliance on these forward-looking statements. All forward-looking statements included in this Current Report are made only as of the date of this Current Report, and the Corporation does not undertake any obligation to publicly update or correct any forward-looking statements to reflect events or circumstances that subsequently occur, or of which the Corporation hereafter becomes aware, except as required by law.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.
Exhibit Number	Description
99.1*	Press Release, issued by Riot Blockchain, Inc. on June 10, 2021 (furnished pursuant to Item 7.01 of this Current Report on Form 8-K).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* The information contained in this Press Release is furnished but not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

 S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIOT BLOCKCHAIN, INC.

By:	/s/ Jeffrey McGonegal
Jeffrey McGonegal
Chief Financial Officer

Date: June 16, 2021